Alpha Natural Resources



Alpha Natural Resources
European Investor Presentation

May 21-24, 2012



Alpha Natural Resources

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report on Form 10-K or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Third Party Information

This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.



Alpha Natural Resources

Leading U.S. Producer with Global Reach



- Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization
  Globally → # 3 in metallurgical coal, # 6 overall
  Exports → $3.1 billion or 44% of total revenues in 2011
- One of the most regionally diversified producers in the US
- More export terminal capacity than any other US producer
- Strong financial position with approximately $1.8 billion in liquidity
- Significant margin and free cash flow enhancement opportunities through synergies & optimization
- Focus for the last 12 months on successful post-merger integration, consistent execution and positive free cash-flow generation
- Member of the S&P 500 Index



Alpha Natural Resources Overview
Creating an Industry Leader



Growth Strategy Results in a Global Leader

Alpha Natural Resources

Origins: in less than 10 years . . .


Alpha Natural Resources
ANR
NYSE

Initial Public Offering

2005

World's sixth-largest coal supplier and #3 in global met shipments

2011

2002

A concept scribbled on a legal pad





2002	2003	2004	2005	2006	2007	2008	2009	2010	2011

- **2002**
  - ANR Holdings LLC formed
  - Acquired Pittston Coal assets
- **2003**
  - Acquired AMCI assets
  - Acquired Mears assets
  - Acquired Coastal assets
- **2004**
  - Issued 10% Senior Notes
  - Acquired Moravian Run assets
  - Acquired Cooney Bros. assets
- **2005**
  - Initial Public Offering (Feb. 2005)
  - Senior Notes exchange
  - Acquired Nicewonder assets
- **2006**
  - Secondary equity offering
  - Acquired Progress assets
- **2007**
  - Acquired Arch's Mingo Logan assets
- **2008**
  - Issue convert. notes, equity
  - Increase stake in DTE port
- **2009**
  - Merged with Foundation Coal
- **2010**
  - Gas JV with Rice Energy
- **2011**
  - Acquired Massey Energy

Robust History of Growth

Alpha Natural Resources

In less than 10 years . . .


Millions of tons shipped
120
100
80
60
40
20
0
26.7
29.1
28.5
26.9
47.2
84.8
106.3
108.0
2005
2006
2007
2008
2009
2010
2011
2012E
Steam
Met

- Grown from a small regional player to:
  - A leading global supplier of met and steam coal
    - #3 in met coal globally
    - #6 overall globally
  - Largest US exporter of coal
  - Largest port capacity of any US producer
  - One of the most diversified US suppliers

Note: 2012E based on the midpoint of guidance

Focus on Three-Pronged Approach

Alpha Natural Resources



Support and augment metallurgical coal franchise
Create sustainable steam coal portfolio
Continue to address non-strategic operations
Focus on Free Cash Flow Generation and Maximize Shareholder Value



Leading Global Supplier

Alpha Natural Resources

Customers on 5 continents


Conneaut, OH
Baltimore, MD
Lambert's Point/Norfolk, VA
Canada
Sandusky, OH
Ashtabula, OH
Newport News, VA
New Orleans, LA
Mexico
Brazil
Argentina
Sweden
Finland
Russia
United Kingdom
Netherlands
Germany
Poland
Ukraine
Belgium
Hungary
France
Austria
Romania
Spain
Italy
Turkey
Egypt
India
South Korea
China
Japan
South Africa
Canada / Mexico: 2.0mm tons
Europe: 7.1mm tons
Asia: 3.5mm tons
South America: 1.7mm tons
Africa/Middle East: 2.0 mm tons

U.S. Shipments in 2011 : 90 million tons

2011 Export Shipments:
16.3mm tons Total
14.2mm tons Met
2.1mm tons Steam

Note: includes Massey from 6/1/11 forward

Logistics Flexibility Through Port Diversity

Alpha Natural Resources

Total Port Capacity ~ 25 – 30mm tons



U.S. East Coast

- **Dominion Terminal Associates (Virginia)**
  - Alpha owns 41% share
- **Norfolk Southern's Lamberts Point Terminal (Virginia)**
  - Alpha is largest shipper
- **Pier IX Terminal (Virginia)**
  - Alpha gained position with Massey acquisition
- **CSX Curtis Bay Piers (formerly Chesapeake) Terminal – Baltimore (Maryland)**



Other

- **U.S. Gulf Coast – both land-based terminals and midstream loading capabilities**
- **Great Lakes ports**

Operational Diversification

Western Coal Operations - 2011

49.9 million tons thermal

Eastern Coal Operations - 2011*

37.2 million tons thermal
19.2 million tons met

Total Mines: 132**
Underground 87; Surface 45
Prep Plants: 34



Alpha Coal West
WY
Pennsylvania Services
Amfire
PA
Coal River West
Coal River East
Brooks Run West
WV
Brooks Run North
VA
KY
Corporate Office
Northern Kentucky
Southern Kentucky
Virginia
Brooks Run South
Coal River Surface

* Includes 7 months of Massey

** As of March 31, 2012

Operational Diversification

Alpha Natural Resources

2011 Coal Revenue Mix
Total $6.2B



Eastern Steam $2.5B 40%
Metallurgical $3.1B 50%
PRB $0.6B 10%

Coal Reserve Breakdown*
Total 4.7B tons



PRB 0.7B tons 15%
Eastern Steam 2.5B tons 53%
Metallurgical 1.5B Tons 32%

- One of the strongest reserve positions in the industry ~ 4.7 billion tons
  - Metallurgical coal reserves ~ 1.5 billion tons
  - PRB reserves in the West ~ 0.7 billion tons
  - Eastern thermal reserves ~ 2.5 billion tons
- Well balanced product mix with 50% of 2011 coal revenues from metallurgical coal and 50% from thermal coal

* As of December 31, 2011

Multiple Organic Met Coal Opportunities

Alpha Natural Resources


Barrett Mine
PENNSYLVANIA
Freeport Mine
OHIO
Cresson Mine
WEST VIRGINIA
Workman Creek
Marianna
Deep Mine 41
VIRGINIA

Marianna – Central CAPP
- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – ~$200 million

Deep Mine #41 – S. CAPP
- Reserve – 64MT
- Production cap. – 1.7-1.8mm/yr.
- Mine life – 35+ years
- Capex – $45-50 million

Barrett - AMFIRE
- Reserve – 4 MT
- Production cap. – 300-400K/yr.
- Mine life – 10+ years
- Capex – ~$10million

Cresson - AMFIRE
- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

Freeport – PA Services
- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

Workman Creek – N. CAPP
- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD

Integration Progressing Well

Alpha Natural Resources

- Key accomplishments:
  - Completed Running Right training for entire legacy Massey workforce
  - Achieved high level of employee engagement
  - Reduced turnover significantly since the closing of the acquisition



Running Right Observation Cards
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Jan.
Feb.
March
Legacy Alpha
Legacy Massey



Monthly Annualized Voluntary Turnover
16.0%
12.0%
8.0%
4.0%
0.0%
July
Aug.
Sept.
Oct.
Nov.
Dec.
Jan.
Feb.
March
Legacy Alpha
Legacy Massey

- Improved MSHA compliance* by 45% in 4Q11, followed by an 11% sequential decline in 1Q12**
- Reduced incident rate by 20% in 4Q11 , followed by a 17% sequential decline in 1Q12**
- Ahead of our mid-year 2012 synergy target of $150mm and on track to achieve $220-$260 million synergy run-rate by mid-year 2013

* As measured by elevated Mine Safety and Health Administration (MSHA) enforcement actions
** Legacy Massey

Decisive Action in Challenging Market

Alpha Natural Resources

- Announced reduction in 2012 production on February 3rd due to weak market conditions for thermal and lower quality met coals
  - 2.5mm ton reduction in thermal production
  - 1.5mm ton reduction in met production
- Further reduced thermal guidance by 7mm tons and met guidance by 0.5mm tons for a total reduction of 18mm tons from our original plan*
- Reduced expenditures to counteract soft market dynamics
  - Reduced midpoint of 2012 Capex guidance by approximately $225mm to $550 million from original plan*
  - Reduced midpoint of 2012 SG&A guidance by approximately $30mm to $220 million from original plan*

* Based on our original 2012 guidance as of August 4, 2011

Alpha Natural Resources



Market Overview
BRICS Drive Global Growth



Global Outlook Remains Robust

Alpha Natural Resources

While the current market environment is challenging, the intermediate to long term outlook remains intact

- World coal use grew more than gas, liquids, nuclear and renewables in 9 of the 20 years between 1991 and 2010
- Coal use is forecasted to grow more than competing fuels in 14 of the 25 years between 2011 and 2035
- World electricity demand is expected to grow by 90% or 4,160 gigawatts from 2008 to 2035, more than 4 times existing US capacity
    - *Approximately 80% of which is projected to be coal fired*



Number of Years When Fuel Leads Annual Growth
25
20
15
10
5
0
Coal
Liquids
Renewables
Gas
Nuclear
Historical 1991-2010
Forecast 2011-2035

Source: EIA, September 2011

Developing Nations Need Met Coal

Alpha Natural Resources



600
500
400
300
200
100
-
million tonnes
Historical
Forecast
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Total Seaborne Demand

Source: Wood Mackenzie, EIA

BRIC Nations to Dominate Growth

Alpha Natural Resources

BRIC nations are at the steepest part of the steel intensity curve

Steel Intensity by Country *(bubble size proportional to population)*



Apparent Steel Consumption per Capita (lbs/capita)
3,000
2,500
2,000
1,500
1,000
500
-
South Korea
Czech Republic
Japan
Germany
Sweden
Spain
US
China
Russia
France
Netherlands
UK
Brazil
India
-
10,000
20,000
30,000
40,000
50,000
60,000
GDP per capita (US$/capita)

Steel use in 2012 compared with 2007

Developed World



- 15%

Developing World



+ 44%

Source: IMF, US Census Bureau, WSA

India and China Driving Global Met Imports

Alpha Natural Resources


Global Met Coal Imports (mm tonnes)
400
350
300
250
200
150
100
50
0
60%
50%
40%
30%
20%
10%
12.4% CAGR
2007
2008
2009
2010
2011E
2012F
2013F
2015F
2020F
World Total
China/India
China/India % of Total*

* Right scale

- Asian met coal imports expected to grow at a 6.2% CAGR with India and China growing at 12.4% CAGR
- Recent data suggests that the trend continues
  - *2011 world steel production was 1.53 billion tonnes, up 6.8% YOY*
  - *China, India and Korea's 2011 steel production was up 8.9%, 5.7% and 16.2%, respectively, while Japanese production decreased by 1.8% compared to 2010*

Source: AME, WSA

Market Conditions Vary Regionally

Alpha Natural Resources

- U.S. domestic thermal market remains challenged
  - Unusually mild winter resulted in low coal burn and high excess inventories
  - Competition from low-priced shale gas has reduced coal's market share
  - Obstructive regulation and legislation creates uncertainty

Central Appalachia	Northern Appalachia	Powder River Basin
• **Structural** • Regulation • High operating costs • **Cyclical** • Mild winter • Low natural gas prices	• **Cyclical** • Mild winter • Competition from natural gas • Competition from Illinois basin	• **Cyclical** • Mild winter • Competition from natural gas • High rail freight costs

- Global metallurgical coal markets are showing signs of improvement
  - Spot pricing for benchmark quality met has increased from around $205 to approximately $220 in last couple of months
  - Some customers are starting to ask for earlier shipments and increased tonnage

Key Regulations and Legislation

Alpha Natural Resources

- Cross-State Air Pollution Rule (CSAPR) and Utility MACT (MATS) are the primary regulations that will shape the future of coal-fired generation in the US
- CSAPR stayed December 30, 2011 by D.C. Circuit court and CAIR reinstated
  - April 13, 2012 hearing date set for oral arguments
    - Decision possible by Summer 2012
- MATS rule finalized December 21, 2011
  - Compliance by 1Q15; additional time possible on an exception basis
  - Establishes first ever limits for mercury, filterable PM, and HCl
    - For both new and existing generating units larger than 25 MW, approximately 1,100 coal-fired units at 600 plants
- For both rules, in general, most will have to install costly scrubbers driving up power prices
  - Activated Carbon Injection (ACI) is the most common and effective technology to capture the air toxins for MATS
  - Scrubbers typically take 4-5 years to build
- An internal analysis of announced unit retirements shows 42.6 GW of early retirements which burn 66.4 million tons of coal a year
- New Source Performance Standard (NSPS) sets a national limit for CO_2 emissions from new electric generating units (EGUs)
  - Proposal issued March 27, 2012, started a 60-day comment period
  - Rule expected to be finalized after the November presidential election

Basin	Tons (millions)
Central Appalachia	12.3
Colombia	2.1
Illinois Basin	6.3
Northern Appalachia	7.0
Powder River Basin	27.2
Rocky Mountain	11.5
Total	66.4

Source: Internal analysis



Financial Overview

Resources to Enhance Shareholder Value



ANR: Strong Financial Results

Alpha Natural Resources



Revenue and Adjusted EBITDA
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,878
$234
$2,469
$394
$2,496
$541
$3,917
$796
$7,109
$1,222
$1,935
$211
2007
2008
2009
2010
2011
1Q 2012
Revenue
Adjusted EBITDA

- Solid revenue and EBITDA growth
- Strong EBITDA margin
- 2012 1Q affected by challenging market conditions

- Generated free cash flow each year since going public in 2005
- Will continue to focus on free cash flow generation as one of the key metrics



Free Cash Flow
$800
$600
$400
$200
$-
$71
$117
$166
$361
$156
$349
$93
$41
$126
2005
2006
2007
2008
2009
2010
2011
1Q 2012
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes federal Lease-By-Application (LBA) annual bonus bid payments of $36.1 million for Eagle Butte for the years 2008 through 2011, and $28.9 million for Belle Ayr for 2011.

FCF = Operating cash flow, less capex

Liquidity Remains Strong Post-Merger

Alpha Natural Resources

($ millions)	Maturity	As of 3/31/12
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	578
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
6.0% Senior Notes (BB*/Ba3)	June, 2019	800
6.25% Senior Notes (BB*/Ba3)	June, 2021	700
Capital Lease	2035	23
Total Long-term Debt		**$3,048**

Liquidity and Credit Statistics

Cash & Equivalents and marketable securities	$701
Revolver	1,000
Accounts Receivable Securitization Facility	275
Less: Letters of Credit Outstanding	(160)
Total Potential Liquidity	**$1,815**

* Standard and Poor's lowered the rating to BB- on May 8, 2012

Prudent Cash Flow Management

Alpha Natural Resources

- Maintaining safe and well-capitalized mines is priority #1
- Preserve liquidity during the challenging market environment
- Develop select high quality organic metallurgical coal opportunities such as Marianna, Deep Mine #41, Barrett while continuing the permitting of the Cresson mine
- Continue evaluating options to return cash to shareholders
  - Share buyback authorization has $500 million remaining – Not likely to execute in the immediate future
  - Dividend policy
    - Alpha does not pay dividends
    - Dividend policy is periodically reviewed by the board of directors

Well-Positioned for Future Growth

Alpha Natural Resources

- Leading global met producer with consistent performance enhanced by product and regional diversification
  - *Globally*
    - *#3 in metallurgical coal*
    - *#6 in overall coal*
- More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand
- Prudent capital expenditure management with consistent free cash flow generation
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation to enhance shareholder value
- Compelling share valuation relative to peer group


994







Appendices

www.alphanr.com



Guidance

Alpha Natural Resources

	2012
Average per Ton Sales Realization on Committed and Priced Coal Shipments[1,2]	
West	$12.83
Eastern Steam	$66.78
Eastern Metallurgical	$146.31
Coal Shipments[3]	100.0 – 116.0
West	42.0 – 48.0
Eastern Steam[4]	38.0 – 44.0
Eastern Metallurgical	20.0 – 24.0
Committed and Priced (%)[5]	95%
West	100%
Eastern Steam	99%
Eastern Metallurgical	78%
Committed and Unpriced (%)[6]	3%
West	0%
Eastern Steam	1%
Eastern Metallurgical	16%
West – Cost of Coal Sales per Ton	$10.50 – $11.50
East – Cost of Coal Sales per Ton[7]	$75.00 – $79.00
Selling, General & Administrative Expense[8] (excluding merger-related expenses)	$210 – $230
Depletion, Depreciation & Amortization	$1,100 – $1,200
Interest Expense	$175 – $185
Capital Expenditures[9]	$450 – $650

Guidance

(in millions, except per-ton and percentage amounts)

NOTES:

1. Based on committed and priced coal shipments as of April 20, 2012.
2. Actual average per ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per ton realizations.
3. Eastern shipments in 2012 include an estimated 2.0 to 3.0 million tons of brokered coal per year.
4. The 2012 shipment range for Eastern steam coal reflects the impact of longwall moves at the Cumberland mine in April and and at the Emerald mine in March, as well as anticipated longwall moves at the Cumberland mine in September and at the Emerald mine in November/December.
5. As of April 20, 2012, compared to the midpoint of shipment guidance range.
6. In 2012, committed and unpriced Eastern tons include approximately 3.4 million tons of metallurgical coal subject to market pricing, approximately 0.1 million tons of steam coal subject to market pricing, and approximately 0.3 million tons of steam coal subject to average indexed pricing estimated at $65.89 per ton.
7. Excludes merger-related expenses, non-cash charges for the fair value adjustment of acquired coal inventory, UBB charges, severance charges arising from actions to adjust production and weather related property damage. Alpha has not reconciled the adjusted Eastern cost of coal sales per ton to Eastern cost of coal sales per ton because merger-related expenses, a necessary reconciling item, cannot be reasonably predicted and Alpha is unable to provide guidance for such expenses.
8. Alpha has not reconciled the adjusted selling, general & administrative expense to selling, general & administrative expense because merger-related expenses, a necessary reconciling item, cannot be reasonably predicted and Alpha is unable to provide guidance for such expenses.
9. Includes the annual bonus bid payments on the Federal Lease by Applications (LBAs) for the Eagle Butte and Belle Ayr mines of $36.1 million and $28.9 million, respectively.

Major US Coal Producing Regions

Alpha Natural Resources


PRB
Western Bit.
ILB
NAPP
CAPP
SAPP

Production Region	2011 Short Tons (in mm)	% of Total
PRB	462,299	42%
CAPP	183,863	17%
NAPP	133,728	12%
ILB	116,139	11%
Western Bit.	92,323	8%
SAPP	19,319	2%
Other	86,665	8%
TOTAL	**1,094,336**	

TOP 5 Destinations

CAPP	NAPP	PRB	ILB	Western Bit.
NC	PA	TX	IN	AZ
GA	OH	IL	KY	NM
SC	WV	MO	FL	UT
FL	MD	MI	OH	WY
VA	KY	IA	TN	CO

Source: EIA, Company estimates

Reconciliation

Alpha Natural Resources

Use of Non-GAAP Measures

In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA, adjusted EBITDA, adjusted net income (loss), and adjusted diluted earnings (loss) per common share.

Alpha defines EBITDA as net income (loss) plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of acquired intangibles less interest income and income tax benefit. Alpha defines adjusted EBITDA as EBITDA plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, UBB expenses, mineral lease terminations expense, losses from changes in fair value and settlements of derivative instruments, and changes in estimated future costs of water treatment at closed mines less gains from changes in fair value and settlements of derivative instruments and various gains and losses not expected to recur on a quarterly basis. Alpha defines adjusted net income (loss) as net income (loss) plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, losses from changes in fair value and settlements of derivative instruments, changes in estimated future costs of water treatment at closed mines, amortization of acquired intangibles, UBB expenses, mineral lease terminations expense, less gains from changes in fair value and settlements of derivative instruments and various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and reversal of reserves for uncertain tax positions, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings (loss) per common share is adjusted net income (loss) from divided by weighted average diluted shares.

The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the company's performance that management believes are useful to securities analysts, investors and others in assessing the company's performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

Reconciliation of Adjusted EBITDA

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA and Adjusted EBITDA to Net Income (Loss)
(In Thousands)
(Unaudited)

	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011
Net income (loss)	$ (29,117)	$ 49,848
Interest expense	45,434	15,610
Interest income	(1,097)	(1,045)
Income tax expense (benefit)	(43,785)	13,967
Depreciation, depletion and amortization	285,895	88,638
Amortization of acquired intangibles, net	(35,267)	25,983
EBITDA	222,063	193,001
Merger related expenses	3,365	22,068
UBB expenses	14,344	-
Change in fair value and settlement of derivative instruments	(35,608)	(170)
Impact of severance expenses related to mine idlings	4,056	-
Impact of write-off of weather-related property damage	2,300	-
Adjusted EBITDA	$ 210,520	$ 214,899

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Reconciliation of Adjusted Income

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss)
(In Thousands Except Shares and Per Share Data)
(Unaudited)

	Three Months Ended March 31, 2012	2011
Net income (loss)	$ (29,117)	$ 49,848
Merger related expenses	3,365	22,068
UBB expenses	14,344	-
Change in fair value and settlement of derivative instruments	(35,608)	(170)
Impact of severance expenses related to mine idlings	4,056	-
Impact of write-off of weather-related property damage	2,300	-
Amortization of acquired intangibles, net	(35,267)	25,983
Estimated income tax effect of above adjustments	17,712	(18,856)
Adjusted net income (loss)	$ (58,215)	$ 78,873
Weighted average shares--diluted	219,785,981	122,035,780
Adjusted diluted earnings (loss) per common share	$ (0.27)	$ 0.65

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.